NONQUALIFIED STOCK OPTION AGREEMENT
PURSUANT TO THE
CHEMTURA CORPORATION 2010 LONG-TERM INCENTIVE PLAN

*  *  *  *  *

Participant:

Grant Date:

Per Share Exercise Price:  $_____

Number of Shares subject to this Option:

*  *  *  *  *

THIS NON-QUALIFIED STOCK OPTION AWARD AGREEMENT (this “Agreement”), dated as of the Grant Date specified above, is entered into by and between Chemtura Corporation, a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Chemtura Corporation 2010 Long-Term Incentive Plan, as in effect and as amended from time to time (the “Plan”), which is administered by the Committee; and

WHEREAS, it has been determined under the Plan that it would be in the best interests of the Company to grant the Non-Qualified Stock Option provided for herein to the Participant.

NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:

1.           Incorporation By Reference; Plan Document Receipt.  This Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to the Award provided hereunder), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein.  Any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan.  The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content.  In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.  No part of the Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2.           Grant of Option.  The Company hereby grants to the Participant, as of the Grant Date specified above, a Non-Qualified Stock Option (this “Option”) to acquire from the Company at the Per Share Exercise Price specified above, the aggregate number of shares of Stock specified above (the “Option Shares”).  Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason.  The Participant shall have no rights as a stockholder with respect to any shares of Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan or this Agreement.

3.           Vesting and Exercise.

(a)          Vesting.  Subject to the provisions of Sections 3(b) through 3(c) hereof, the Option shall vest and become exercisable as follows, provided that the Participant has not incurred a termination of employment with the Company and its Subsidiaries prior to each such vesting date:

Vesting Date	Number of Option Shares

Grant Date	33 1/3%

[March 31, 2011][1]	33 1/3%

[March 31, 2012][2]	33 1/3%

There shall be no proportionate or partial vesting in the periods prior to each vesting date and all vesting shall occur only on the appropriate vesting date, subject to the Participant’s continued service with the Company or any of its Subsidiaries on each applicable vesting date.  Upon expiration of the Option, the Option shall be cancelled and no longer exercisable.

(b)         Termination of Employment without Cause or for Good Reason in Connection with a Change in Control.  In the event the Participant’s employment with the Company and its Subsidiaries is terminated by the Company without Cause or by the Participant for Good Reason, in each case, within the two (2) year period following a Change in Control, then the unvested portion of the Option shall immediately vest and become exercisable upon the date of such termination.

(c)          Committee Discretion to Accelerate Vesting.  Notwithstanding the foregoing, the Committee may, in its sole discretion, provide for accelerated vesting of the Option at any time and for any reason.

(d)          Expiration.  Unless earlier terminated in accordance with the terms and provisions of the Plan and/or this Agreement, all portions of the Option (whether vested or not vested) shall expire and shall no longer be exercisable after the expiration of ten (10) years from the Grant Date.

1           For the 2010 EIP Awards, insert March 31, 2012.
2           For the 2010 EIP Awards, insert March 31, 2013.

4.           Termination. Subject to the terms of the Plan and this Agreement, the Option, to the extent vested at the time of the Participant’s termination of employment, shall remain exercisable as follows:

(a)          Termination due to Death or Disability.  In the event the Participant’s employment with the Company and its Subsidiaries is terminated by reason of death or Disability, the vested portion of the Option shall remain exercisable until the earlier of (i) one hundred eighty (180) days from the date of such termination, and (ii) the expiration of the stated term of the Option pursuant to Section 3(d) hereof; provided, however, that in the case of a termination of employment due to Disability, if the Participant dies within such one hundred eighty (180) day exercise period, any unexercised Option held by the Participant shall thereafter be exercisable by the legal representative of the Participant’s estate, to the extent to which it was exercisable at the time of death, for a period of one hundred eighty (180) days from the date of death, but in no event beyond the expiration of the stated term of the Option pursuant to Section 3(d) hereof.

(b)         Involuntary Termination Without Cause or Voluntary Termination.  In the event the Participant’s employment with the Company and its Subsidiaries is terminated by the Company without Cause or by the Participant’s voluntary termination of employment (other than a voluntary termination of employment described in Section 4(c) hereof), the vested portion of the Option shall remain exercisable until the earlier of (i) one hundred eighty (180) days from the date of such termination of employment, and (ii) the expiration of the stated term of the Option pursuant to Section 3(d) hereof.

(c)         Termination for Cause.  In the event the Participant’s employment with the Company and its Subsidiaries is terminated by the Company for Cause, the Participant’s entire Option (whether or not vested) shall terminate and expire upon the date of such termination of employment.

(d)         Treatment of Unvested Options upon Termination.  Any portion of the Option that is not vested as of the date of the Participant’s termination of employment for any reason shall terminate and expire as of the date of such termination of employment.

5.           Method of Exercise and Payment.  Subject to Section 8 hereof, to the extent that the Option has become vested and exercisable with respect to a number of shares of Stock as provided herein, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Sections 6.6 and 6.7 of the Plan, including, without limitation, by the filing of any written form of exercise notice as may be required by the Committee and payment in full of the Per Share Exercise Price specified above multiplied by the number of shares of Stock underlying the portion of the Option exercised.

6.           Non-Transferability.  The Option, and any rights and interests with respect thereto, issued under this Agreement and the Plan shall not be sold, exchanged, transferred, assigned or otherwise disposed of in any way by the Participant (or any beneficiary of the Participant), other than by testamentary disposition by the Participant or the laws of descent and distribution.  Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Option to be transferred to a permitted transferee as described in Section 15.2 of the Plan for no value, provided that such transfer shall only be valid upon execution of a written instrument in form and substance acceptable to the Committee in its sole discretion evidencing such transfer and the transferee’s acceptance thereof signed by the Participant and the transferee, and provided, further, that the Option may not be subsequently transferred other than by will or by the laws of descent and distribution or to another permitted transferee as described in Section 15.2 of Plan (as permitted by the Committee in its sole discretion) in accordance with the terms of the Plan and this Agreement, and shall remain subject to the terms of the Plan and this Agreement. Any attempt to sell, exchange, transfer, assign, pledge, encumber or otherwise dispose of or hypothecate in any way the Option, or the levy of any execution, attachment or similar legal process upon the Option, contrary to the terms and provisions of this Agreement and/or the Plan shall be null and void and without legal force or effect.

7.           Governing Law.  All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.

8.           Withholding of Tax.  The Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the Option and, if the Participant fails to do so, the Company may otherwise refuse to issue or transfer any shares of Stock otherwise required to be issued pursuant to this Agreement.  Any statutorily required withholding obligation with regard to the Participant may be satisfied by reducing the amount of cash or shares of Stock otherwise deliverable upon exercise of the Option.  Notwithstanding anything to the contrary in this Section 8, in the event the Stock is not listed for trading on an established securities exchange on the date this Award is required to be settled then the Company shall, at the request of the Participant, deduct or withhold shares of Stock having a fair market value equal to the minimum amount required to be withheld to satisfy any federal, state, local and foreign taxes of any kind (including, but not limited to, the Participant’s FICA and SDI obligations) which the Company, in its sole discretion, deems necessary to comply with the Code and/or any other applicable law, rule or regulation with respect to this Award.

9.           Entire Agreement; Amendment.  This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter.  The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan.  This Agreement may also be modified or amended by a writing signed by both the Company and the Participant.  The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.

10.         Notices.  Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the General Counsel of the Company.  Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.

11.         No Right to Employment.  Any questions as to whether and when there has been a termination of employment and the cause of such termination of employment shall be determined in the sole discretion of the Committee.  Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its Subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.

12.         Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Subsidiary) of any personal data information related to the Option awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan).  This authorization and consent is freely given by the Participant.

13.         Compliance with Laws.  The issuance of the Option (and the Option Shares upon exercise of the Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule, regulation or exchange requirement applicable thereto.  The Company shall not be obligated to issue the Option or any of the Option Shares pursuant to this Agreement if any such issuance would violate any such requirements.

14.         Section 409A.  Notwithstanding anything herein or in the Plan to the contrary, the Option is intended to be exempt from the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.

15.         Binding Agreement; Assignment.  This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns.  The Participant shall not assign (except in accordance with Section 6 hereof) any part of this Agreement without the prior express written consent of the Company.

16.         Headings.  The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

17.         Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

18.         Further Assurances.  Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder.

19.         Severability.  The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

20.         Acquired Rights.  The Participant acknowledges and agrees that:  (a) the Company may terminate or amend the Plan at any time; (b) the Award of the Option made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (c) no past grants or awards (including, without limitation, the Option awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (d) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CHEMTURA CORPORATION

By:

Name:

Title:

PARTICIPANT

Name:

Social Security Number: